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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported): May 27, 2005


        BellaVista Funding Corporation, (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2005, providing for the issuance of the BellaVista Mortgage Trust 2005-2, Mortgage
                  Pass-Through Certificates, Series 2005-2).

                        BellaVista Funding Corporation
           (Exact name of co-registrant as specified in its charter)
           ---------------------------------------------------------

   Delaware                          333-123082-01              20-1372869
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 (State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

1299 Ocean Avenue, Suite 240
Santa Monica, California                            90401
------------------------                           --------
(Address of principal                             (Zip Code)
 executive offices)

Registrant's telephone number, including area code (310) 225-4443
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 9 -  Financial Statements and Exhibits


Item 9.01    Financial Statements and Exhibits.

       (a)   Financial statements of business acquired.

             Not applicable.

       (b)   Pro forma financial information.

             Not applicable.

       (c)   Exhibits.

       5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

       8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
             Exhibit 5.1).

       23.1  Consent of Sidley Austin Brown & Wood LLP (included in
             Exhibit 5.1).



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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BellaVista Funding Corporation



                                             By: /s/ Claus Lund
                                                 --------------
                                             Claus Lund
                                             President



Dated:  May 27, 2005



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                                 Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

5.1    Legality Opinion of Sidley Austin Brown & Wood LLP                   5

8.1    Tax Opinion of Sidley Austin Brown & Wood LLP (included in
       Exhibit 5.1)                                                         5

23.1   Consent of Sidley Austin Brown & Wood LLP (included in
       Exhibit 5.1)                                                         5



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